CERTAIN CONFIDENTIAL PORTIONS HAVE BEEN REDACTED FROM THIS EXHIBIT BECAUSE THEY ARE BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT HAS BEEN OMITTED HAD BEEN IDENTIFIED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

AMENDMENT No. 19 TO PURCHASE AGREEMENT COM0041-16

This Amendment No.19 [COM0128-22] (the "Amendment No.19") dated as of May 31, 2022 is between EMBRAER S.A., a corporation existing under the laws of Brazil, which address and principal place of business is at Avenida Brigadeiro Faria Lima, 2170, prédio F-100, Putim, in the city of São José dos Campos, State of São Paulo, Brazil (“Seller”) and HORIZON AIR INDUSTRIES, INC. ("Buyer"), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0041-16 dated April 11th, 2016 as amended and assigned from time to time (the "Purchase Agreement").

All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No. 19 and the Purchase Agreement, this Amendment No. 19 shall control.

WHEREAS, [***] Buyer wishes to include an additional thirteen (13) Option Aircraft to the Purchase Agreement (the “Additional Option Aircraft”) and to include the right to purchase up to sixteen (16) Aircraft (the “Purchase Right Aircraft”),

WHEREAS, Buyer has asked and Seller has agreed to include eight (8) additional Firm Aircraft (“Additional Firm Aircraft”) under the Purchase Agreement;

WHEREAS, as a result of the described above, the purpose of this Amendment No. 19 is to amend and restate the related attachments and provisions.

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged by the Parties, Seller and Buyer agree as follows:

1. SUBJECT

Article 2 of the Purchase Agreement shall be deleted and replaced as follows:

“Subject to the terms and conditions of this Agreement:
2.1 Seller shall sell and deliver, and Buyer shall purchase and take delivery of thirty (30) Firm Aircraft, twelve (12) Confirmed Option Aircraft and (8) Additional Firm Aircraft;
2.2 Seller shall provide to Buyer the Services and the Technical Publications as described in Attachment “B” to this Agreement; and
2.3 Buyer shall have the option to purchase up to thirteen (13) Additional Option Aircraft, in accordance with Article 21.
2.4 Buyer shall have the right to purchase up to sixteen (16) Purchase Right Aircraft, in accordance with Article 22”

2. PRICE

Article 3 of the Purchase Agreement COM0041-16 is hereby deleted and replaced as follows:
[***]

3. PAYMENT

In relation to the Additional Firm Aircraft, Article 4 of the Purchase Agreement COM0041-16 shall be amended and restated as follows:
[***]

4. OPTION AIRCRAFT

As a result of the inclusion of thirteen (13) Additional Option Aircraft, Article 21 of the Purchase Agreement must be deleted and replaced as follows:

[***]
5. PURCHASE RIGHT AIRCRAFT
As a result of the inclusion of sixteen (16) Purchase Right Aircraft, Article 22 of the Purchase Agreement is hereby included to the Purchase Agreement, as follows:

[***]

6. ATTACHMENT CHANGE
As a result of the changes referred to in this Amendment No. 19, Attachment E to the Purchase Agreement is hereby deleted and replaced in its entirety by Attachment E to this Amendment No. 19, which shall be deemed to be Attachment E for all purposes under the Purchase Agreement.

7. REINSTATEMENT OF PURCHASE AGREEMENT
All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments and Letter Agreement, which are not specifically modified by this Amendment No. 19 shall remain in full force and effect without any change.

COM0128-22
Amendment No.19 to PA COM0041-16

8. COUNTERPARTS
This Amendment No. 19 may be executed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument. This Amendment No. 19 may be signed and exchanged by e-mail attaching a copy of the signed Amendment No. 19 in portable document format with originals to follow by an internationally recognized courier, as applicable.

[SIGNATURE PAGE FOLLOWS]

COM0128-22
Amendment No.19 to PA COM0041-16

IN WITNESS WHEREOF, Seller and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 19 to be effective as of the date first written above.

EMBRAER S.A.    HORIZON AIR INDUSTRIES, INC.

By: _______________________        By: ________________________

Name:                        Name:

Title:                        Title:

By:________________________

Name:
Title:

Place: ______________________     Place: _____________________

COM0128-22
Amendment No.19 to PA COM0041-16

1.Firm and Confirmed Option Aircraft Delivery Schedule (ref. Purchase Agreement, Article 5)
[***]

2.Option Aircraft Delivery Schedule (ref. Purchase Agreement, Article 21)

COM0128-22
Amendment No.19 to PA COM0041-16, Attachment E

[***]

COM0128-22
Amendment No.19 to PA COM0041-16, Attachment E